Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ian Jenkins, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The annual report on Form 10-K of Frélii, Inc., for the year ended December 31, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-K fully presents, in all material respects, the financial condition and results of operations of Frélii, Inc.,

By:	/s/ Ian Jenkins
Ian Jenkins
Chief Executive Officer
(Principal Executive Officer)
Date: May 11, 2018